Exhibit 10.3

PURCHASE AND SALE OF ASSETS AGREEMENT

THIS PURCHASE AND SALE OF ASSETS AGREEMENT (the "Agreement") made and entered into this _______ day of ______________, _______ (the "Execution Date"),

BETWEEN:
SOLAR TEYIN, S.L. (the “Seller”)
OF THE FIRST PART
- AND -
SOLAR ACQUISITION CORP. (the "Purchaser")
OF THE SECOND PART

BACKGROUND:

A)
Purchaser has approached the Seller with the intention and desire of purchasing all existing intellectual and other intangible property relating to the development of a solar lighting system (the “Lighting System Assets”).  Seller desires to sell all Lighting System Assets held by the Seller.

B)
All provisions, obligations, and rights expounded within this Agreement are conditioned upon and operate solely under the assumption that the Seller and Purchaser have entered into a business arrangement, and acting without duress, have executed this Agreement freely and willfully with the intention of committing to the transaction as set forth below and hereby express their desires to be held to the requirements, obligations, and rights set hereunder.

IN CONSIDERATION of the provisions contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, the Parties agree as follows:

I	PURCHASE

A
The Sale

Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties, and conditions set out in this Agreement, the Seller agrees to sell all Lighting System Assets to the Purchaser, and the Purchaser agrees to purchase said assets from the Seller.  Lighting System Assets, included under the terms of this Agreement shall be attached hereto as Schedule “A”.

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B
The Purchase Price and Payment

The Aggregate Purchase Price exactly one million five hundred thousand (1,500,000) shares of common stock of Solar Acquisition Corp, to be issued to Solar Teyin, S.L. or its designee upon written request.

A	Closing

i.
The closing of the purchase and sale of the Company (the "Closing") will take place on the ____ day of February 2011 (the "Closing Date") at the offices of the Seller or at such other time and place as the Parties mutually agree.

ii.	At Closing:

(a)	The Purchaser shall provide:

(1)	Any and all documentation and forms required to sufficiently and legally secure Seller's rights in the stocks or other securities, present and/or future;

(b)	the Seller shall provide:

(1)	Duly executed forms and documents evidencing transfer of signing authority and control of all assets listed under Schedule “A” and Schedule “B” attached hereto;

II	REPRESENTATIONS AND WARRANTIES

A	Seller's Representations and Warranties The Seller represents and warrants to the Purchaser that:

i.
Seller is a corporation, or limited liability company, duly incorporated or continued, validly existing, and in good standing under the laws of the Kingdom of Spain and has all requisite authority to carry on business as currently conducted.

ii.
The Seller is the absolute beneficial owner of the Lighting System Property, free and clear of any liens, charges, encumbrances or rights of others, except as expressed in the Agreement and the schedules and exhibits attached herein, and is exclusively entitled to dispose of said assets upon execution of this Agreement.

iii.	There has been no act or omission by the Seller that would give rise to any valid claim relating to a brokerage commission, finder's fee, or other similar payment.

iv.	The Seller is a resident of the Kingdom of Spain for the purposes of the Internal Revenue Code.

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v.	The Seller has no knowledge that any representation or warranty given by the Purchaser in this Agreement is inaccurate or false.

vi.
The representations and warranties given in this Agreement are the only representations and warranties; no other representation or warranty, either express or implied, has been given by the Seller to the Purchaser.

vii.
The Seller warrants to the Purchaser that each of the representations and warranties made by it is accurate and not misleading at the Closing Date. The Seller acknowledges that the Purchaser is entering into this Agreement in reliance on each warranty and representation.

viii.	The Seller's representations and warranties will survive the Closing Date of this Agreement.

B	Purchaser's Representations and Warranties The Purchaser represents and warrants to the Seller the following:

i.
The Purchaser has funds and means available to issue the full purchase price and any expenses accumulated by the Purchaser in connection with this Agreement and the Purchaser has not incurred any obligation, commitment, restriction, or liability of any kind, absolute or contingent, present or future, which would adversely affect its ability to perform its obligations under this Agreement.

ii.	The Purchaser has not committed any act or omission that would give rise to any valid claim relating to a brokerage commission, finder's fee, or other similar payment.

iii.	The Purchaser is a resident of the United States for the purposes of the Internal Revenue Code.

iv.
This Agreement has been duly executed by the Purchaser and constitutes a legal and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy and insolvency, by other laws affecting the rights of creditors generally, and by equitable remedies granted by a court of competent jurisdiction.

v.	The Purchaser has no knowledge that any representation or warranty given by the Seller in this Agreement is inaccurate or false.

vi.
The representations and warranties given in this Agreement are the only representations and warranties; the Purchaser has given no other representation or warranty, either express or implied, to the Seller.

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vii.
The Purchaser warrants to the Seller that each of the representations and warranties made by the Purchaser is accurate and not misleading at the date of Closing. The Purchaser acknowledges that the Seller is entering into this Agreement in reliance on each warranty and representation.

viii.	The Purchaser's representations and warranties will survive Closing.

III	CONDITIONS PRECEDENT

A
Conditions Precedent to Seller's Obligations

The obligation of the Seller to complete the sale of the Lighting System Property under this Agreement is subject to the satisfaction of the following conditions precedent by the Purchaser, on or before the Closing Date, each of which is acknowledged to be for the exclusive benefit of the Seller and may be waived by the Seller entirely or in part:

i.	All of the representations and warranties made by the Purchaser in this Agreement will be true and accurate in all material respects on the Closing Date.

ii.
The Purchaser will obtain or complete all forms, documents, consents, approvals, registrations, declarations, orders, or authorizations of any person or any governmental or public body, required of the Purchaser in connection with the execution of this Agreement.

iii.	The Seller will receive a legal opinion from the Purchaser's counsel confirming the representations and warranties given by the Purchaser in this Agreement.

B
Conditions Precedent to Purchaser's Obligations

The obligation of the Purchaser to complete the purchase of the Company under this Agreement is subject to the satisfaction of the following conditions precedent by the Seller, on or before the Closing Date, each of which is acknowledged to be for the exclusive benefit of the Purchaser and may be waived by the Purchaser entirely or in part:

i.	All of the representations and warranties made by the Seller in this Agreement will be true and accurate in all material respects on the Closing Date.

ii.
The Seller will obtain and complete all forms, documents, consents, approvals, registrations, declarations, orders, or authorizations of any person or governmental or public body that are required of the Seller for the proper execution of this Agreement and the transfer of the Lighting System Property to the Purchaser.

iii.	The Seller will have executed all documentation necessary to transfer the Lighting System Property described herein to the Purchaser.

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iv.	The Purchaser will receive a legal opinion from the Seller's counsel confirming the representations and warranties given by the Seller in this Agreement.

C	Conditions Precedent Not Satisfied

i.
If the Seller fails to satisfy any condition precedent set out in this Agreement on or before the Closing Date, and the Purchaser does not waive the condition, this Agreement will be of no effect on the Closing Date and there will be no liability between the Parties.

ii.
If the Purchaser fails to satisfy any condition precedent set out in this Agreement on or before the Closing Date, and the Seller does not waive the condition, this Agreement will be of no effect on the Closing Date and there will be no liability between the Parties.

IV
DISCLOSURE

The Purchaser further agrees to use all reasonable efforts to ensure the confidentiality of any private or unpublished information received from the Seller or observed at the Seller's premises. If this Agreement is terminated for any reason, the Purchaser will promptly return all written information and documents relating to the Business to the Seller.

V	DEFAULT

A
If the transaction set out in this Agreement does not close due to the Seller's failure to satisfy its obligations, or due to the Seller's failure to perform or fulfill any conditions set out in this Agreement, the Deposit will be returned to the Purchaser.  Seller hereby agrees to damages assessed that shall be no less than legal fees and costs associated with the sale and any subsequent transactions between the parties related to the sale and purchase of the Company, including but not limited to all audits, expenditures for due diligence, and opportunity costs.

B
If the transaction set out in this Agreement does not close due to the Purchaser's failure to satisfy its obligations, or due to the Purchaser's failure to perform or fulfill any conditions set out in this Agreement, the Deposit will be retained by the Seller.

VI
INDEMNITY

The Seller will indemnify and save the Purchaser harmless from and against all claims, loss, damage, liability or expense which the Purchaser may suffer in regards to any liability or obligation arising out of the ownership or operation of the Company prior to the Closing Date.

VII
NOTICES

Any notices or deliveries required in the performance of this Agreement will be deemed completed when hand-delivered, delivered by agent, or three (3) days after being placed in the post, postage prepaid, to the Parties at the addresses contained in this Agreement or as the Parties may later designate in writing.

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VIII	EXPENSES AND COSTS The Parties agree to pay all their own costs and expenses in connection with this Agreement.

IX
STOCK RESTRICTIONS

Seller agrees and understands that any and all shares received as part of the purchase amount maybe restricted in accordance with the Securities Act of 1933 as to eligibility to be sold.

X	MEDIATION AND ARBITRATION

A	In the event a dispute arises out of or in connection with this Agreement, the Parties will attempt to resolve the dispute through friendly consultation.

B
If the dispute is not resolved within a reasonable period then any and all outstanding issues may be submitted to mediation with a mediator certified by the Florida Supreme Court and in accordance with Rule 10.100 of the Florida Rules for Certified and Court-Appointed Mediators.

C
If mediation is not successful in resolving the entire dispute or is unavailable, any outstanding issues will be submitted to final and binding arbitration in accordance with the laws of the State of Florida. The Parties agree to submit to the rules of either the American Arbitration Association or the National Arbitration Forum at the election of the complaining Party.  The Parties agree that the forum shall be Broward County, Florida and that this Agreement and all matters herein shall be controlled by the laws of the State of Florida and the Rules of the chosen body to govern the arbitration.  The arbitrator's award will be final, and judgment may be entered upon it by any court having jurisdiction within the State of Florida.

XI
SEVERABILITY

The Parties acknowledge that this Agreement is reasonable, valid, and enforceable; however, if any part of this Agreement is held by a court of competent jurisdiction to be invalid, it is the intent of the Parties that such provision be reduced in scope only to the extent deemed necessary to render the provision reasonable and enforceable and the remainder of the provisions of this Agreement will in no way be affected or invalidated as a result.

XII	GENERAL PROVISIONS

A	This Agreement will be governed by and construed in accordance with the laws of the State of Florida.

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B
This Agreement contains the entire agreement between the Parties. Statements or representations which may have been made by any Party to this Agreement in the negotiation stages of this Agreement may in some way be inconsistent with this final written Agreement. All such statements are declared to be of no value to either Party. All other written agreements preceding this Agreement shall only be incorporated if attached as exhibits herein and expressly acknowledged under the attached Parties' Affidavit to Incorporate Documents.  Only the written terms of this Agreement will bind the Parties.

C	This Agreement may only be amended or modified by a written instrument executed by all of the Parties.

D
A waiver by one Party of any right or benefit provided in this Agreement does not infer or permit a further waiver of that right or benefit, nor does it infer or permit a waiver of any other right or benefit provided in this Agreement.

E
This Agreement is the result of the negotiations of the Parties and in the event of any dispute shall not be construed in favor or against any Party on the basis of it having memorialized the Agreement in writing.

F	This Agreement will pass to the benefit of and be binding upon the Parties' respective heirs, executors, administrators, successors, and permitted assigns.

G
The clauses, paragraphs, and sub paragraphs contained in this Agreement are intended to be read and construed independently of each other. If any part of this Agreement is held to be invalid, this invalidity will not affect the operation of any other part of this Agreement.

H	All of the rights, remedies and benefits provided in this Agreement will be cumulative and will not be exclusive of any other such rights, remedies and benefits allowed by law or equity.

I	For purposes of interpretation and timing, except where otherwise specified, time is of the essence in this Agreement.

J
To facilitate execution, this Agreement may be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts.  All counterparts must be consistent and contain equal and identical attachments and incorporated agreements. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.  Further, this Agreement may be executed by facsimile signatures and such facsimile signatures shall be deemed to be the original signatures of the parties.

K
Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement.  Words in the singular mean and include the plural and vice versa.  Words in the masculine gender include the feminine gender and vice versa.  Words in the neuter gender include the masculine gender and the feminine gender and vice versa.

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IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand and seal on this _______ day of October 2010.

Date
Representative for Solar Acquisition Corp.

Date.
Representative for Solar Teyin, S.L>

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